                                                                    EXHIBIT 99.2

                         [ELCOM INTERNATIONAL(TM) LOGO]

AT THE COMPANY:

Investor Relations
E-mail: invrel@elcom.com

FOR IMMEDIATE RELEASE

                        ELCOM INTERNATIONAL, INC. REPORTS
                      SECOND QUARTER 2004 OPERATING RESULTS

NORWOOD, MA, August 4, 2004 - Elcom International, Inc. (OTCBB: ELCO and AIM:
ELC and ELCS), today announced operating results for its second quarter ended June 30, 2004.

                       Financial Summary Table (Unaudited)
                    (in thousands, except per share amounts)

                                                        QUARTER ENDED                  SIX MONTHS ENDED
                                                           JUNE 30,                        JUNE 30,
                                                  --------------------------      --------------------------
                                                     2004            2003            2004            2003
                                                  ----------      ----------      ----------      ----------
Net sales                                         $      598      $      531      $    2,307      $    1,200
Gross profit                                             526             396           2,170             871
Operating loss from continuing operations             (1,020)         (2,129)         (1,090)         (4,063)

Net loss from continuing operations                   (1,072)         (2,186)         (1,245)         (3,631)

Net income from discontinued operations                   --             423              --             307
                                                  ----------      ----------      ----------      ----------
Net loss                                          $   (1,072)     $   (1,763)     $   (1,245)     $   (3,324)
                                                  ==========      ==========      ==========      ==========
Basic and diluted net loss per share data:
    Continuing operations                         $    (0.02)     $    (0.07)     $    (0.03)     $    (0.12)
    Discontinued operations                               --            0.01              --            0.01
                                                  ----------      ----------      ----------      ----------
      Basic and diluted net loss per share        $    (0.02)     $    (0.06)     $    (0.03)     $    (0.11)
                                                  ==========      ==========      ==========      ==========
Basic and diluted weighted average common
    shares outstanding                                56,352          30,902          43,631          30,902
                                                  ==========      ==========      ==========      ==========

The above table, the following description and the condensed consolidated financial statements should be read in conjunction with the Risk Factors and other information contained in the Company's Forms 10-QSB for the periods ended March 31, and June 30, 2004 and 2003 Annual Report on Form 10-K, as amended.

                                     -MORE-

                10 OCEANA WAY - NORWOOD, MA 02062 --- VOICE (781)
                        501-4333 --- FAX (781) 762-1540

ELCOM INTERNATIONAL, INC. REPORTS SECOND QUARTER 2004 OPERATING RESULTS
PAGE 2

Net sales for the quarter ended June 30, 2004 increased to $598,000 from $531,000 in the same period of 2003, an increase of $67,000, or 13%. Professional services revenue increased primarily due an increase in implementation activities in the U.K. related to the Scottish Executive's eProcurement Scotland program. Licenses and associated fees decreased primarily as a result of reduced licensing activity in the U.S. in 2004 versus 2003. The decrease in licenses and associated fees was more than offset by the increase in Professional services revenue.

Selling, general and administrative expenses ("SG&A") for the quarter ended June 30, 2004 were $1,465,000 compared to $2,457,000 in the 2003 quarter, a decrease of $992,000 or 40%. Throughout the first three quarters of 2003, the Company implemented cost containment measures designed to align its SG&A expenses with lower than anticipated revenues. Those measures included personnel reductions throughout most functional and corporate areas. Reductions in personnel resulted in a decrease in personnel expense in the second quarter of 2004 of approximately $333,000 when compared to the second quarter of 2003. In March 2004, the Company began hiring several support services staff in the U.K. and U.S. in order to service the expanding demand in the municipal market in the U.K. and in anticipation of the funding of the Company via the sale of Regulation S Shares. The remaining decrease in SG&A from the 2003 quarter to the 2004 quarter is due largely to a reduction in depreciation and amortization expense, as various Company assets have been fully depreciated/amortized, as well as credits negotiated with two service providers which resulted in one-time credits of $196,000 in the 2004 quarter.

The Company reported a $1,020,000 operating loss from continuing operations for the quarter ended June 30, 2004 compared to a loss of $2,129,000 reported in the comparable quarter of 2003, a decrease in the reported loss of $1,109,000, or 52%. This smaller operating loss from continuing operations in the first quarter of 2004 compared to the 2003 quarter was due to both the reduction in SG&A and the increase in net sales.

The Company's net loss from continuing operations for the quarter ended June 30, 2004 was $1,072,000, a decrease of $1,114,000 or 51% from the comparable quarterly loss in 2003 of $2,186,000, as a result of the factors discussed above.

Net sales for the six months ended June 30, 2004 increased to $2,307,000 from $1,200,000 in the same period of 2003, an increase of $1,107,000. Licenses and associated fees increased primarily due to recording the fourth and final lump sum license payment from Capgemini UK Plc ("Capgemini", formerly, Cap Gemini Ernst and Young UK Plc) of $1,142,000 which was earned upon signing the thirteenth customer of the eProcurement Scotland program in the first quarter of 2004 (this license fee is non-recurring). Professional services fees increased by $114,000, from $505,000 in 2003 to $619,000 in 2004, reflecting more implementation work and other professional services activities than were recorded in the first six months of 2003.

SG&A for the six months ended June 30, 2004 was $3,138,000 compared to $4,807,000 in the first half of 2003, a decrease of $1,669,000 or 35%. Throughout the first three quarters of 2003, the Company implemented cost containment measures designed to align its SG&A expenses with lower than anticipated revenues. Those measures included personnel reductions throughout most functional and corporate areas. Reductions in personnel resulted in a decrease in personnel expense in the first six months of 2004 of approximately $861,000 when compared to the first six months of 2003. In March 2004, the Company began hiring several support services staff in the U.K. and U.S. in order to service the expanding demand in the municipal market in the U.K. and in anticipation of the funding of the

                                     -MORE-

                10 OCEANA WAY - NORWOOD, MA 02062 --- VOICE (781)
                        501-4333 --- FAX (781) 762-1540

INTERNATIONAL, INC. REPORTS SECOND QUARTER 2004 OPERATING RESULTS
PAGE 3

Company via the sale of Regulation S Shares. The remaining decrease in SG&A from the first half of 2003 to the first half of 2004 is due largely to a reduction in depreciation and amortization expense, as various Company assets have been fully depreciated/amortized, as well as credits negotiated with two service providers which resulted in one-time credits of $196,000 in the 2004 period. In the first half of 2003 the Company's SG&A expenses were reduced by the reversal of a franchise tax accrual of $506,000, as payment was no longer deemed probable.

The Company reported an operating loss from continuing operations of $1,090,000 for the six months ended June 30, 2004 compared to a loss of $4,063,000 reported in the comparable six months of 2003, a decrease in the reported loss of 73%, or $2,973,000. This smaller operating loss from continuing operations in the first six months of 2004 compared to the first half of 2003 was due to both the reduction in SG&A and the increase in license and associated fees revenue in the first quarter of 2004, as described above.

The Company's net loss from continuing operations for the six months ended June 30, 2004 was $1,245,000, a decrease of $2,386,000 from the $3,631,000 loss reported in the first half of 2003, as a result of the factors discussed above.

Robert J. Crowell, the Company's Chairman and CEO, stated, "Our second quarter 2004 earnings do not yet reflect the full anticipated increase in activity under our agreement with Capgemini associated with the Scottish Executive, which began late last year. Our 2004 six-month results were substantially enhanced by the recognition of our final lump sum payment from Capgemini associated with the Scottish Executive. Elcom's sales pipeline is still strong but has slowed a bit during the summer months; however the Company is in the process of responding to several tender requests and anticipates activity to accelerate after the summer. I expect to see more activity with our channel partners and additional opportunities in the municipal market in the U.K."

FACTORS AFFECTING FUTURE PERFORMANCE

A significant portion of the Company's revenues from continuing operations in the first quarter of 2004 (approximately $1,142,000 after currency conversions) are from recognition of the final lump sum license fee from Capgemini related to the eProcurement Scotland program. The eProcurement Scotland program is expected to be an ongoing source of revenues for the Company; however, because this was the final lump sum payment and is a non-recurring fee, it is anticipated the Company's revenues from this source will be lower in the remaining quarters of 2004.

STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT

Except for the historical information contained herein, the matters discussed in this press release could include forward-looking statements or information. All statements, other than statements of historical fact, including, without limitation, those with respect to the Company's objectives, plans and strategies set forth herein and those preceded by or that include the words "believes," "expects," "targets," "intends," "anticipates," "plans," or similar expressions, are forward-looking statements. Although the Company believes that such forward-looking statements are reasonable, it can give no assurance that the Company's expectations are, or will be, correct. These forward-looking statements involve a number of risks and uncertainties which could cause the Company's future results to differ materially from those anticipated, including:
(i) the Company's history of ongoing operating losses; (ii) the overall marketplace and client's acceptance and usage of eCommerce software systems, specifically the Company's PECOS eProcurement and eMarketplace systems and demand thereof by public sector

                                     -MORE-

                10 OCEANA WAY - NORWOOD, MA 02062 --- VOICE (781)
                        501-4333 --- FAX (781) 762-1540

ELCOM INTERNATIONAL, INC. REPORTS SECOND QUARTER 2004 OPERATING RESULTS
PAGE 4

organizations in the U.K., both under the Company's contract with Capgemini plc (U.K.) associated with the Scottish Executive and by municipalities in England, the impact of competitive technologies, products and pricing, particularly given the substantially larger size and scale of certain competitors and potential competitors, and control of expenses, revenue growth, corporate demand for eProcurement and eMarketplace solutions; (iii) the consequent results of operations given the aforementioned factors; and (iv) the possibility that the Company's revenues may not reach the level necessary to support positive cash flow during 2005 and if so, the Company's need to raise additional working capital to fund operations in the future; and (v) the availability and terms of any such funding to the Company, if available, and other risks detailed from time to time in the Company's Annual Report on Form 10-K, as amended, filed on May 10, 2004, in its Forms 10-QSB for the first and second quarters of 2004, and its other SEC reports and statements. The Company assumes no obligation to update any of the information contained or referenced in this press release.

                                     -MORE-

                10 OCEANA WAY - NORWOOD, MA 02062 --- VOICE (781)
                        501-4333 --- FAX (781) 762-1540

ELCOM INTERNATIONAL, INC. REPORTS SECOND QUARTER 2004 OPERATING RESULTS
PAGE 5

The financial data set forth below should be read in conjunction with the Consolidated Financial Statements and other disclosures contained in the Company's 2003 Annual Report on Form 10-K, as amended and Forms 10-QSB for the periods ended March 31, and June 30, 2004 (which the Company plans to file within the next five days).

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                              THREE MONTHS ENDED               SIX MONTHS ENDED
                                                                   JUNE 30,                        JUNE 30,
                                                          --------------------------      --------------------------
                                                             2004            2003            2004            2003
                                                          ----------      ----------      ----------      ----------
Net sales                                                 $      598      $      531      $    2,307      $    1,200
Cost of sales                                                     72             135             137             329
                                                          ----------      ----------      ----------      ----------
Gross profit                                                     526             396           2,170             871
Operating Expenses:
    Selling, general and administrative                        1,465           2,457           3,138           4,807
    Research and development                                      81              68             122             127
                                                          ----------      ----------      ----------      ----------
Total operating expenses                                       1,546           2,525           3,260           4,934
                                                          ----------      ----------      ----------      ----------
Operating loss from continuing operations                     (1,020)         (2,129)         (1,090)         (4,063)
                                                          ----------      ----------      ----------      ----------
Interest and other income (expense), net                           9             (23)            (25)            (19)
Interest expense                                                 (61)            (34)           (130)            (41)
                                                          ----------      ----------      ----------      ----------
Net loss from continuing operations before tax                (1,072)         (2,186)         (1,245)         (4,123)
                                                          ----------      ----------      ----------      ----------
Income tax benefit                                                --              --              --             492
                                                          ----------      ----------      ----------      ----------
Net loss from continuing operations                           (1,072)         (2,186)         (1,245)         (3,631)
Discontinued operations:
        Net income from discontinued operations,
         net of tax                                               --             423              --             307
                                                          ----------      ----------      ----------      ----------
    Net income (loss)                                     $   (1,072)     $   (1,763)     $   (1,245)     $   (3,324)
                                                          ==========      ==========      ==========      ==========
Basic and diluted net income (loss) per share data:
    Continuing operations                                 $    (0.02)     $    (0.07)     $    (0.03)     $    (0.12)
    Discontinued operations                                       --            0.01              --            0.01
                                                          ----------      ----------      ----------      ----------
            Basic and diluted net loss per share          $    (0.02)     $    (0.06)     $    (0.03)     $    (0.11)
                                                          ==========      ==========      ==========      ==========

Weighted average number of basic and diluted shares
    outstanding                                               56,352          30,902          43,631          30,902
                                                          ==========      ==========      ==========      ==========

                                     -MORE-

                10 OCEANA WAY - NORWOOD, MA 02062 --- VOICE (781)
                        501-4333 --- FAX (781) 762-1540

ELCOM INTERNATIONAL, INC. REPORTS SECOND QUARTER 2004 OPERATING RESULTS
PAGE 6

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                            (UNAUDITED, IN THOUSANDS)

                                                        JUNE 30,      DECEMBER 31,
                                                          2004            2003
                                                       ----------     -----------
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                            $    1,645      $      515
  Accounts receivable, net                                    277           1,027
  Prepaids and other current assets                           175              43
  Current assets of discontinued operations                    24              --
                                                       ----------      ----------
      Total current assets                                  2,121           1,585
                                                       ----------      ----------
PROPERTY, EQUIPMENT AND SOFTWARE, NET                         447             783
OTHER ASSETS                                                   10              15
NON-CURRENT ASSETS OF DISCONTINUED OPERATIONS                  80              80
                                                       ----------      ----------
                                                       $    2,658      $    2,463
                                                       ==========      ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Loans payable                                        $       --      $    1,113
  Other current liabilities                                 2,853           3,374
  Current liabilities of discontinued operations              338             444
                                                       ----------      ----------
      Total current liabilities                        $    3,191      $    4,931
                                                       ----------      ----------
Convertible debentures, net of discount                       308             254
                                                       ----------      ----------
      Total liabilities                                     3,499           5,185
                                                       ----------      ----------
TOTAL STOCKHOLDERS' DEFICIT                                  (841)         (2,722)
                                                       ----------      ----------
                                                       $    2,658      $    2,463
                                                       ==========      ==========

                                     -END-

                10 OCEANA WAY - NORWOOD, MA 02062 --- VOICE (781)
                        501-4333 --- FAX (781) 762-1540